Exhibit 99.1

FOR IMMEDIATE RELEASE

Yerbae Expands Midwest Convenience Store Presence with Casey’s General Stores Authorization

SCOTTSDALE, Ariz., January 21 2025 — Yerbaé Brands Corp. (TSX-V: YERB.U; OTCQX: YERBF) (“Yerbaé” or the “Company”), a plant-based functional beverage company, today announced a significant expansion of its retail footprint through a new partnership with Casey’s General Stores, one of the largest convenience store chains in the Midwest and Great Plains regions. This agreement will bring Yerbae’s refreshing and functional beverages to over 300 Casey’s locations, marking a key milestone in Yerbae’s growth strategy.

Casey’s customers across multiple Midwestern states will now have access to Yerbae’s popular 12oz SKUs, including Mango Passionfruit, Black Cherry Pineapple, and Peachy Mimosa Twist. This partnership strategically positions Yerbaé to meet demand for healthier, plant-powered energy drinks within the convenience store sector.

“Partnering with Casey’s General Stores is a pivotal moment for Yerbae,” said Todd Gibson, CEO and Co-Founder of Yerbaé. “Convenience stores are a crucial point of contact for consumers seeking quick, on-the-go refreshment, and this collaboration allows us to deliver our better-for-you energy drinks to a wider audience. We are excited to offer Casey’s customers a delicious and natural alternative to traditional sugary options.”

Founded in 1959, Casey’s General Stores operates more than 2,400 convenience stores across 16 states, serving both urban and rural communities. Renowned for its customer-centric approach and diverse product offerings, including made-from-scratch pizzas and fuel, Casey’s has established itself as a trusted provider of convenience, quality, and value.

Expanding Distribution Network Creates Synergies for Safety Shot

This expansion into Casey’s builds upon Yerbaé’s recent successes, including Safety Shot’s Inc.’s (“Safety Shot”) strategic partnership with 7-Eleven. Safety Shot, which is in the process of acquiring Yerbaé, secured placement of its innovative alcohol-reducing product in 300 7-Eleven stores across the Chicago metropolitan area.

“The strategic alignment between Yerbaé and Safety Shot is clear,” said Jarrett Boon, CEO of Safety Shot. “Our shared commitment to providing consumers with innovative and convenient wellness solutions makes Yerbaé’s expansion into Casey’s particularly exciting. We believe this partnership will create valuable synergies for both brands following the closing of our proposed transaction and enhance our ability to meet the evolving needs of consumers across the Midwest.”

Leveraging 7-Eleven’s Global Reach

The 7-Eleven partnership, which introduced Safety Shot’s alcohol-reducing product, Sure Shot, to 300 stores in the Chicago metropolitan area, is particularly significant to Yerbaé due to the chain’s extensive global footprint.

With over 77,000 stores in 17 countries, 7-Eleven provides Safety Shot with access to a massive customer base and unparalleled brand visibility which Yerbaé hopes to leverage. This strategic alliance leverages 7-Eleven’s proven track record of successfully launching beverage brands, including notable successes like Red Bull, Bai, and Celsius. Furthermore, Safety Shot benefits from prime placement within 7-Eleven stores, with prominent counter-top displays that encourage impulse purchases and drive product awareness.

This latest distribution agreement with Casey’s marks a significant step forward in Yerbaé’s ongoing expansion strategy, further solidifying its position as a leader in the functional beverage market while complementing Safety Shot’s innovative crossroads across the United States.

Yerbaé Brands Corp.

Founded in 2017 by Todd Gibson and Karrie Gibson, Yerbaé Brands Corp., (TSX-V: YERB.U; OTCQX: YERBF) is disrupting the functional beverage marketplace with great tasting, zero sugar, zero calorie beverages, while using plant-based ingredients that are designed to meet the needs of the wellness forward consumer. Harnessing the power of nature, Yerbaé’s key ingredient (yerba mate, a South American herb) is known to produce 196 different vitamins, minerals and nutrients as well as caffeine.

By combining yerba mate with its premium ingredients and flavors, Yerbaé provides consumers with a no compromise functional beverage solution. All Yerbaé beverages are zero calorie, zero sugar, non-GMO, and gluten free.

Find us @DrinkYerbaé on Instagram, Facebook, Twitter and TikTok, or online at https://yerbae.com.

Contact Information:

For investors, investors@yerbae.com or 480.471.8391

To reach CEO Todd Gibson, todd@yerbae.com or 480.471.8391

About Safety Shot, Inc.

Safety Shot, Inc., a wellness and dietary supplement company, has developed Sure Shot, the first patented wellness product on Earth that lowers blood alcohol content by supporting its metabolism, while boosting clarity, energy, and overall mood. Sure Shot is available for purchase online at www.sureshot.com, www.walmart.com and Amazon. The Company is introducing business-to-business sales of Sure Shot to distributors, retailers, restaurants, and bars throughout 2025.

Investor Relations

Phone: 561-244-7100

Email: investors@drinksafetyshot.com

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the business of Yerbaé as well as with respect to proposed business combination between Safety Shot and Yerbaé, including any anticipated synergies or benefits derived from the proposed transaction. All statements other than statements of historical fact contained in this press release, including statements regarding Yerbaé’s or Safety Shot’s future results of operations and financial position, Yerbaé’s and Safety Shot’s business strategy, prospective costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated operations of Yerbaé and Safety Shot, and the expected value of the combined company after the transactions, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed business combination: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Yerbaé’s securities; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement between Yerbaé and Safety Shot; the inability to complete the transactions contemplated by the definitive agreement between Yerbaé and Safety Shot, including due to failure to obtain approval of the shareholders of Yerbaé or Safety Shot or other conditions to closing in the definitive agreement; the risk that the transactions contemplated by the business combination disrupt current plans and operations of Yerbaé as a result of the announcement and consummation of these transactions; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that Yerbaé or Safety Shot may be adversely affected by other economic, business, and/or competitive factors; and other risks, including those under the heading “Risk Factors” Yerbaé’s filings with the SEC or on SEDAR+ at sedarplus.ca. Moreover, Yerbaé operates in very competitive and rapidly changing environments. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Yerbaé’s control, readers should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. Yerbaé does not give any assurance that either Yerbaé or Safety Shot will achieve these expectations. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, Yerbaé assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.